UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2018

M III ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 716-1491

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Reference is made to the Agreement and Plan of Merger, dated as of November 3, 2017 (as amended, the “Merger Agreement”), by and among IEA Energy Services LLC (“IEA Services”), M III Acquisition Corp. (the “Company”), Wind Merger Sub I, Inc. (“Merger Sub I”), Wind Merger Sub II, LLC (“Merger Sub II”), Infrastructure and Energy Alternatives, LLC (“Seller or IEA LLC”), Oaktree Power Opportunities Fund III Delaware, L.P., solely in its capacity as the representative of the Seller (“Oaktree”), and, solely for purposes of Section 10.3 thereof, and, to the extent related thereto, Article 12 thereof, M III Sponsor I LLC and M III Sponsor I LP (together, the “Sponsors”).

Item 3.02 Unregistered Sale of Equity Securities.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to be issued in connection with the advisor commitment agreement described below in Item 8.01 hereof will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance upon the exemption from registration provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 5.07 Submission of Matters to a Vote of Security Holders

Present at the special meeting of stockholders (the “Special Meeting”) of the Company on March 21, 2018 were holders of 15,840,890 shares of Common Stock in person or by proxy, representing 82.46% of the voting power of the shares of the Common Stock as of February 9, 2018, the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the below items at the Special Meeting; each proposal is described in more detail in the proxy statement filed with the Securities and Exchange Commission on February 9, 2018 (as supplemented by the proxy supplement filed with the SEC on March 8, 2018 and the proxy supplement filed with the SEC on March 20, 2018, the “Proxy Statement”) and incorporated by reference in this Current Report on Form 8-K. Additionally, the following is a tabulation of the votes with respect each proposal:

1. To adopt the Agreement and Plan of Merger, dated as of November 3, 2017, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and Amendment No. 5 thereto, by and among the Company, IEA Services, Merger Sub I, Merger Sub II, Seller, Oaktree, solely in its capacity as the Seller’s representative and, solely for purposes of certain sections therein, the Sponsors, which provided for, among other things, the merger of Merger Sub I with and into IEA Services with IEA Services surviving such merger and, immediately thereafter, merging with and into Merger Sub II with Merger Sub II surviving such merger as an indirect, wholly-owned subsidiary of the Company and, the issuances in connection therewith of shares of the Common Stock, and shares of the registrant’s Series A preferred stock, par value $0.0001 per share (together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

For	Against	Abstain
15,652,257	188,633	0

Based on the votes set forth above, the stockholders adopted the Merger Agreement, and approved the Business Combination.

2. To approve the issuance of an additional 65,000,000 shares of Common Stock in connection with the Business Combination.

For	Against	Abstain
15,652,257	188,633	0

Based on the votes set forth above, the stockholders approved the issuance of an additional 65,000,000 shares of Common Stock in connection with the Business Combination.

3. To amend the Company’s certificate of incorporation to provide for the classification of the board of directors into three classes of directors with staggered terms of office and to make certain related changes.

For	Against	Abstain
15,651,657	189,233	0

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s certificate of incorporation to provide for the classification of the board of directors into three classes of directors with staggered terms of office.

4. To amend the Company’s certificate of incorporation to change the stockholder vote required to amend certain provisions of the post-combination company’s proposed certificate of incorporation and bylaws.

For	Against	Abstain
15,624,807	215,483	600

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s certificate of incorporation to change the stockholder vote required to amend certain provisions of the post-combination company’s proposed certificate of incorporation and bylaws.

5. To amend the Company’s certificate of incorporation to elect not to be governed by Section 203 of the DGCL and, instead, to include provisions in our certificate of incorporation that are substantially similar to Section 203 of the DGCL, but exclude the Sponsors, Oaktree and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of “interested stockholder,” and to make certain related changes.

For	Against	Abstain
15,625,407	215,483	0

Based on the votes set forth above, the stockholders ratified the amendment of the Company’s certificate of incorporation to elect not to be governed by Section 203 of the DGCL and, instead, to include provisions in our certificate of incorporation that are substantially similar to Section 203 of the DGCL, but exclude our Sponsors, Oaktree and Seller and each of their respective successors, certain affiliates and each of their respective transferees from the definition of “interested stockholder,” and to make certain related changes.

6. To approve certain additional changes to the certificate of incorporation, including but not limited to changing the post-combination company’s corporate name from “M III Acquisition Corp.” to “Infrastructure and Energy Alternatives, Inc.” and eliminating certain provisions specific to our status as a blank check company, which our board of directors believes are necessary to adequately address the needs of the post-combination company.

For	Against	Abstain
15,625,407	215,483	0

Based on the votes set forth above, the stockholders ratified certain additional changes to the certificate of incorporation, including but not limited to changing the post-combination company’s corporate name from “M III Acquisition Corp.” to “Infrastructure and Energy Alternatives, Inc.” and eliminating certain provisions specific to our status as a blank check company, which our board of directors believes are necessary to adequately address the needs of the post-combination company.

7. To approve the Infrastructure and Energy Alternatives, Inc. 2018 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan.

For	Against	Abstain
15,630,407	210,483	0

Based on the votes set forth above, the stockholders ratified the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan.

Item 8.01 Other Events

On March 20, 2018, the Company entered into a commitment agreement with one of Seller’s advisors (the “Advisor”) pursuant to which the Company agreed to issue Common Stock to the Advisor in an amount equal to approximately $800,000 in satisfaction of fees payable to the Advisor at a price per share equal to the per share redemption price payable to holders of Common Stock who elected to redeem their shares in the matter described in the Proxy Statement.

On March 21, 2018, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)              Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

99.1	Press Release issued March 21, 2018, reporting the results of the stockholder vote at the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2018

M III ACQUISITION CORP.

By:	/s/ Mohsin Y. Meghji
Name:	Mohsin Y. Meghji
Title:	Chairman and Chief Executive Officer